T. Rowe Price Equity Series, Inc.

T. Rowe Price New America Growth Portfolio

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund—Advisor Class

Supplement to prospectuses dated May 1, 2006

The sentences on the front covers of the prospectuses dated May 1, 2006 are replaced with the following:

A stock fund seeking long-term capital growth by investing primarily in the common stocks of growth companies.

The date of this supplement is June 1, 2006

F60-041 6/1/06